SUPPLEMENT DATED MAY 1, 2012
to
PROSPECTUSES DATED MAY 2, 2011
FOR SUN LIFE FINANCIAL MASTERS EXTRA II NY, SUN LIFE FINANCIAL MASTERS I SHARE NY,
SUN LIFE FINANCIAL MASTERS CHOICE II NY, AND SUN LIFE FINANCIAL MASTERS FLEX II NY

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS CHOICE NY,
SUN LIFE FINANCIAL MASTERS EXTRA NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERSSM REWARD NY AND
SUN LIFE FINANCIAL MASTERSSM SELECT NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Invesco Van Kampen Mid Cap Value Fund that is available under your Contract.

On or about July 15, 2012, Invesco Van Kampen Mid Cap Value Fund will change its name to the Invesco Van Kampen American Value Fund.

Please retain this supplement with your prospectus for future reference.

Masters NY 2012